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                                                                    Exhibit 23.1


            CONSENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Experts", and to the use of our report dated April 2, 2004, in the Registration Statement (Form S-1 No. 333-XXXXX) and related Prospectus of TransCore Holdings, Inc. dated June 10, 2004.

                                                      /s/ Ernst & Young LLP


Philadelphia, PA
June 9, 2004